POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and
appoints each of Thomas S. Grilk  and Lynda M.

Avallone, signing singly, the
undersigned's true and lawful

attorney-in-fact to:

(1)	execute for and on behalf of the
undersigned,
in the undersigned's
capacity as an officer and/or
director of Brooks
Automation, Inc. (the
"Company"), Forms 3, 4, and
5 in accordance with
Section 16(a) of the
Securities Exchange Act of
1934 and the rules
thereunder;

(2)	do and perform any and all acts
for and on behalf of
the undersigned
which may be necessary or
desirable to complete and
execute any such Form 3,
4, or 5, complete
and execute any amendment or
amendments thereto, and timely
file such
form with the United States
Securities and Exchange Commission and

any stock exchange or similar
authority; and

(3)	take any other
action of any type whatsoever in
connection with the
foregoing which,
in the opinion of such
attorney-in-fact, may be of benefit
to, in the
best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


The undersigned hereby grants
to each such attorney-in-fact full
power
and authority to do and perform
any and every act and thing
whatsoever
requisite, necessary, or proper
to be done in the exercise
of any of the
rights and powers herein
granted, as fully to all
intents and purposes as the
undersigned might
or could do if
personally present, with full power of
substitution or
revocation,
hereby ratifying and confirming all that such

attorney-in-fact, or
such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934.

This Power

of Attorney shall remain in full force and effect until the

undersigned
is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the
undersigned in a signed writing

delivered to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF,
the undersigned has caused
this Power of Attorney
to be executed as of
this 26th day of
February, 2003.

/s/ Robert W. Woodbury, Jr.

Signature


Robert W. Woodbury, Jr.
Print Name